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PROSPECTUS

                    The 59 Wall Street European Equity Fund
                  The 59 Wall Street Pacific Basin Equity Fund

                  The 59 Wall Street International Equity Fund
                                 CLASS N SHARES
                                 CLASS I SHARES
                  21 Milk Street, Boston, Massachusetts 02109

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      The  European   Equity  Fund,  the  Pacific  Basin  Equity  Fund  and  the
International  Equity Fund are separate  series of The 59 Wall Street Fund, Inc.

      Each of the European Equity Fund, Pacific Basin Equity Fund and International Equity Fund invests all of its assets in the European Equity Portfolio, Pacific Basin Equity Portfolio and International Equity Portfolio, respectively. Brown Brothers Harriman is the Investment Adviser for the European Equity Portfolio, the Pacific Basin Equity Portfolio and the International Equity Portfolio and the Administrator and Shareholder Servicing Agent for each Fund. Shares of each Fund are offered at net asset value without a sales charge.

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     Neither The Securities And Exchange Commission Nor Any State Securities
          Commission Has Approved Or Disapproved Of These Securities Or
            Passed Upon The Adequacy Or Accuracy Of This Prospectus.
           Any Representation To The Contrary Is A Criminal Offense.
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                 The date of this Prospectus is April 16, 2001.

                               TABLE OF CONTENTS
                                                                            Page
                                                                            ----
Investment Objective ......................................................    3
Principal Investment Strategies ...........................................    3
Principal Risk Factors ....................................................    4
Fund Performance ..........................................................    7
Fees and Expenses of the Funds ............................................   10
Investment Adviser ........................................................   11
Shareholder Information ...................................................   12
Financial Highlights ......................................................   15
Additional Information ....................................................   17

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The investment objective of each Fund is to provide investors with long-term maximization of total return, primarily through capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                              European Equity Fund

      The European Equity Fund invests all of its assets in the European Equity Portfolio, an investment company that has the same objective as the Fund. Under normal circumstances the Investment Adviser fully invests the assets of the European Equity Portfolio in equity securities of companies based in the European Union (Belgium, Denmark, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, United Kingdom), as well as Finland, Norway, Sweden and Switzerland. The Portfolio may also invest from time to time in other markets in the region, including Austria, Czech Republic, Hungary, Poland, Romania, Russia, Slovakia and Turkey.

                           Pacific Basin Equity Fund

      The Pacific Basin Equity Fund invests all of its assets in the Pacific Basin Equity Portfolio, an investment company that has the same objective as the Fund. Under normal circumstances the Investment Adviser fully invests the assets of the Pacific Basin Equity Portfolio in equity securities of companies based in Pacific Basin countries, including Australia, Hong Kong, Japan, New Zealand and Singapore. The Portfolio may also from time to time invest in other markets in the region, including Bangladesh, China, India, Indonesia, Malaysia, Pakistan, Philippines, Sri Lanka, South Korea, Taiwan and Thailand.

                              International Equity

      Fund The International Equity Fund invests all of its assets in the International Equity Portfolio, an investment company that has the same objective as the Fund. Under normal circumstances the Investment Adviser fully invests the assets of the International Equity Portfolio in equity securities of companies based outside the United States and Canada in the developed markets of the world. These markets include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and United Kingdom. The Portfolio may also from time to time invest in emerging markets of India, Indonesia, Pakistan, South Korea, Sri Lanka, Thailand, Taiwan, and the Philippines.

                                    Each Fund

      Although the Investment Adviser expects to invest the assets of each Portfolio primarily in common stocks, it may also purchase other securities with equity characteristics, including securities convertible into common stock, rights and warrants. The Investment Adviser may purchase these equity securities directly or in the form of American Depositary Receipts, Global Depositary Receipts or other similar securities representing securities of foreign-based companies. Although the Investment Adviser invests primarily in equity securities which are traded on foreign or domestic national securities exchanges, the Investment Adviser may also purchase equity securities which are traded in foreign or domestic over-the-counter markets. The Investment Adviser may invest in securities of appropriate investment companies in order to obtain participation in markets or market sectors which restrict foreign investment or to obtain more favorable investment terms.

      The Investment Adviser's investment management style is best characterized as a core fundamental approach, with primary emphasis given to bottom-up stock selection. Regional/country allocation and currency exposure are a residual of the stock selection process and are used as risk management tools. The Portfolio's investment benchmark includes the full spectrum of growth and value issues. Therefore, our analyst coverage and portfolio construction take advantage of investment ideas throughout the growth-value spectrum.

      The Investment Adviser's stock selection process places emphasis on large and medium capitalization and globally competitive companies with strong business models and market positions. These companies provide the optimal combination of superior returns, consistent performance and moderate volatility over the near and long term. In accord with that large cap bias, analysts are organized to provide investment options on 90% of the MSCI index universe, both by market capitalization and by sector. Analysts may consider stocks outside that 90% universe as a means of opportunistically adding value with non-MSCI names. Application of these screens to the entire universe of investable securities results in coverage of approximately 350 international stocks.

      Each analyst must provide a rating for every stock in his universe. A rigorous application of qualitative and quantitative analysis results in an opinion and ranking for each stock in the universe. These rankings are communicated through the Analyst Tracking System (ATS). Analyst opinions on company fundamentals and prospects are expressed in terms of percentage weights relative to the stock's weight in its MSCI sector. Issues with a market weight or greater in the ATS form the universe of issues appropriate for inclusion in each Portfolio.

      Portfolio construction in each Portfolio is the result of selecting issues from the ATS which, when combined with regional allocation policies, benchmark considerations, and risk management, will produce a well-diversified portfolio expected to outperform its benchmark over a 12-18 month time horizon.


      The Investment Adviser buys and sells securities denominated in currencies other than the U.S. dollar, and interest, dividends and sale proceeds are received in currencies other than the U.S. dollar. The Investment Adviser enters into foreign currency exchange transactions from time to time to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. Futures contracts on stock indexes may be entered into for a Portfolio solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased. Forward foreign exchange contracts may be entered into on behalf of a Portfolio in order to protect the dollar value of securities denominated in foreign currencies that are held or intended to be purchased.

PRINCIPAL  RISK  FACTORS
--------------------------------------------------------------------------------

      The principal risks of investing in each Fund and the circumstances reasonably likely to adversely affect an investment are described below. The share price of each Fund changes daily based on market conditions and other factors. A shareholder may lose money by investing in the Funds.

      The principal risks of investing in the Funds are:

o     Market Risk:

      This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company's individual situation.

o     Foreign Investment Risk:

      Investing in equity securities of foreign-based companies involves risks not typically associated with investing in equity securities of companies organized and operated in the United States.

      Changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations may adversely affect the value of such investments. Changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the operations of the European Equity Portfolio, Pacific Basin Equity Portfolio or International Equity Portfolio. The economies of individual foreign nations differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. It may be more difficult to obtain and enforce a judgment against a foreign company. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to other funds by domestic companies.

      In general, less information is publicly available with respect to foreign-based companies than is available with respect to U.S. companies. Most foreign-based companies are also not subject to the uniform accounting and financial reporting requirements applicable to companies based in the United States.

      In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the New York Stock Exchange. Accordingly, foreign investments are less liquid and their prices are more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. companies, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, fixed commissions are normally paid that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and companies in foreign countries than in the United States.

      The foreign investments made by the Investment Adviser are in compliance with the currency regulations and tax laws of the United States and foreign governments. There may also be foreign government regulations and laws which restrict the amounts and types of foreign investments.

      Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and each Portfolio holds various foreign currencies from time to time, the value of their respective net assets as measured in U.S. dollars is affected favorably or unfavorably by changes in exchange rates. Each Portfolio also incurs costs in connection with conversion between various currencies.

o     Geographic Concentration Risk:

      Because the Investment Adviser invests a significant portion of the assets of the European Equity Portfolio and Pacific Basin Equity Portfolio in a specific geographical region, the value of their investments and the net asset value of the Fund could decline more dramatically as a result of adverse events affecting those regions.

o     Developing Countries:

      The Investment Adviser may invest the assets of the European Equity Portfolio and the International Equity Portfolio in securities of issuers based in developing countries. The Investment Adviser may invest a substantial portion of the assets of the Pacific Basin Equity Portfolio in the securities of issuers based in developing countries. Investments in securities of issuers in developing countries may involve a high degree of risk and many may be considered speculative. These investments carry all of the risks of investing in securities of foreign issuers outlined in this section to a heightened degree. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability;
(ii) the small current size of the markets for securities of issuers in developing countries and the currently low or non-existent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Portfolios' investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property.


o     Diversification Risk:

      Each Fund and each Portfolio is classified as Onon-diversified' for purposes of the Investment Company Act of 1940, as amended, which means that it is not limited by that Act with regard to the portion of its assets that may be invested in the securities of a single issuer. The Portfolio is however limited with respect to such assets by certain requirements of federal tax law. The possible assumption of large positions in the securities of a small number of issuers may cause performance to fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market's assessment of the issuers.

      Investments in the Funds are neither insured nor guaranteed by the U.S. Government. Shares of the Funds are not deposits or obligations of, or guaranteed by, Brown Brothers Harriman or any other bank, and the shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal, state or other governmental agency.

FUND PERFORMANCE
--------------------------------------------------------------------------------

      The charts and tables below give an indication of the risks involved with an investment in each Fund. The charts show changes in the performance of each Fund from year to year. The tables show how the average annual returns of each Fund for the periods indicated compare to those of a broad measure of market performance.

      When you consider this information, please remember that a Fund's performance in past years is not an indication of how that Fund will do in the future.

                              EUROPEAN EQUITY FUND
                       Total Return (% per calendar year)

       [The following table depicts a bar graph in the printed material.]

                         1991      1992       1993      1994       1995       1996      1997      1998       1999       2000
                         ----      ----       ----      ----       ----       ----      ----      ----       ----       ----
European Equity Fund     9.25      7.53       27.12     -3.93      16.49      19.25     15.28     24.17      21.42      -6.28


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Highest and Lowest Return
(Quarterly 1991-2000)
--------------------------------------------------------------------------------
                                                  Return          Quarter Ending

  Highest                                          22.08%            12/31/99
  Lowest                                          (15.55)%            9/30/98
--------------------------------------------------------------------------------
Average Annual Total Returns
(through December 31, 2000)
--------------------------------------------------------------------------------
                               1 Year            5 Years             10 Years

  European Equity Fund         (6.28)%            14.28%              12.55%
  MSCI-Europe                  (8.38)%            15.37%              13.49%
--------------------------------------------------------------------------------

                           PACIFIC BASIN EQUITY FUND
                       Total Return (% per calendar year)

       [The following table depicts a bar graph in the printed material.]

                         1991      1992       1993      1994       1995       1996      1997      1998       1999       2000
                         ----      ----       ----      ----       ----       ----      ----      ----       ----       ----
Pacific Equity Fund      13.64     6.15       74.90     -21.50     3.49       -0.71     -20.13    4.91       120.16     -33.13


--------------------------------------------------------------------------------
Highest and Lowest Return
(Quarterly 1991-2000)
--------------------------------------------------------------------------------
                                                  Return          Quarter Ending

  Highest                                          36.69%            12/31/93
  Lowest                                          (19.16)%           12/31/00
--------------------------------------------------------------------------------
Average Annual Total Returns
(through December 31, 2000)
--------------------------------------------------------------------------------
                               1 Year            5 Years             10 Years

  Pacific Basin Equity Fund   (33.13)%            4.27%                7.77%
  MSCI-Pacific                (25.78)%           (3.97)%               1.55%
--------------------------------------------------------------------------------

                           INTERNATIONAL EQUITY FUND
             Total Return for Class N shares (% per calendar year)

       [The following table depicts a bar graph in the printed material.]

                                1996      1997      1998       1999       2000
                                ----      ----      ----       ----       ----
International Equity Fund       8.05      1.05      16.17      44.60     -13.72


--------------------------------------------------------------------------------
Highest and Lowest Return
(Quarterly 1995-2000)
--------------------------------------------------------------------------------
                                                  Return          Quarter Ending

  Highest                                         24.28%             12/31/99
  Lowest                                         (13.77)%             9/30/98

--------------------------------------------------------------------------------
Average Annual Total Returns
(through December 31, 2000)
--------------------------------------------------------------------------------
                               1 Year            5 Years       Life of Portfolio
                                                                 (Since 4/1/95)

  Class N                     (13.72)%             9.69%               9.61%
  Class I*                    (13.60)%             9.30%               9.37%
  MSCI-EAFE                   (14.16)%             7.13%               7.81%
--------------------------------------------------------------------------------

----------
* There were no Class I shares outstanding for the calendar year ended December 31, 2000.

      Historical total return information for any period or portion thereof prior to the establishment of the Class N shares (6/6/97) and Class I shares will be that of the Portfolio adjusted to assume that all charges, expenses and fees which are presently in effect for each class were deducted during such periods, as permitted by applicable SEC staff interpretations.

FEES AND EXPENSES OF THE FUNDS
--------------------------------------------------------------------------------

      The tables below describe the fees and expenses that an investor may pay if that investor buys and holds shares of the Funds.

                                SHAREHOLDER FEES
                 (Fees paid directly from an investor's account)

                                                                                                         International
                                                                                                          Equity Fund
                                                                European          Pacific Basin        ------------------
                                                              Equity Fund          Equity Fund         Class N    Class I
                                                              -----------          -----------         -------    -------
Maximum Sales Charge (Load)
Imposed on Purchases .....................................        None                None               None       None
Maximum  Deferred  Sales Charge  (Load) ..................        None                None               None       None
Maximum  Sales Charge (Load)
Imposed on Reinvested Dividends ..........................        None                None               None       None
Redemption Fee (as a percentage of total
redemption  proceeds)1 ...................................        2.00%               2.00%              None       None
Exchange Fee .............................................        None                None               None       None


----------
1 The redemption fee will apply as of the date of this prospectus to any shares purchased thereafter that are held less than 30 days. See the section entitled "Redemption Fee" for more information on when this fee will apply.


                       ANNUAL FUND OPERATING EXPENSES (2)
               (Expenses that are deducted from Fund assets as a
                       percentage of average net assets)


                                                                                                         International
                                                                                                          Equity Fund
                                                                European          Pacific Basin        ------------------
                                                              Equity Fund          Equity Fund         Class N    Class I(3)
                                                              -----------          -----------         -------    -------
Management Fees ...........................................       0.65%               0.65%              0.65%      0.65%
Distribution  (12b-1) Fees ................................       None                None               None       None
Other  Expenses ...........................................       0.61                0.83               0.72       0.45
                                                                  ----                ----               ----       ----

     Administration  Fee ..................................       0.16%               0.16%              0.16%      0.16%
     Shareholder  Servicing/Eligible
          Institution  Fee ................................       0.25                0.25               0.25        n/a
          Expense  Payment Agreement ......................        n/a                 n/a                n/a       0.29(4)
     Other Expenses .......................................       0.20                0.42               0.31        n/a
                                                                  ----                ----               ----       ----
Total Annual Fund  Operating  Expenses ....................       1.26%               1.48%              1.37%      1.10%
                                                                  ====                ====               ====       ====

----------
2 The expenses shown for each Fund include the expenses of its corresponding Portfolio.

3 For Class I, "Other Expenses" are based on estimated amounts for the current fiscal year.

4 The expense payment arrangement is a contractual arrangement which limits the total annual fund operating expenses to 1.10%. The arrangement will continue until October 31, 2004.

                                   EXAMPLE(4)

      This example is intended to help an investor compare the cost of investing in a Fund to the cost of investing in other mutual funds. The example assumes that an investor invests $10,000 in a Fund for the time periods indicated and then sells all of his shares at the end of those periods. The example also assumes that an investment has a 5% return each year and that the operating expenses of a Fund remain the same as shown in the table above. Although actual costs on an investor's investment may be higher or lower, based on these assumptions the investor's costs would be:

                                                               International
                                                                Equity Fund
                              European     Pacific Basin    --------------------
                             Equity Fund    Equity Fund     Class N      Class I
                             -----------    -----------     -------      -------
   1 year ...............       $  128       $  151         $  139       $  112
   3 years ..............       $  400       $  468         $  434       $  350
   5 years ..............       $  692       $  808         $  750       $  606
   10 years .............       $1,523       $1,768         $1,646       $1,340

----------
4 The example above reflects the expenses of each Fund and its corresponding Portfolio.

INVESTMENT  ADVISER
--------------------------------------------------------------------------------

      The Investment Adviser to each Portfolio is Brown Brothers Harriman, Private Bankers, a New York limited partnership established in 1818. The firm is subject to examination and regulation by the Superintendent of Banks of the State of New York and by the Department of Banking of the Commonwealth of Pennsylvania. The firm is also subject to supervision and examination by the Commissioner of Banks of the Commonwealth of Massachusetts. The Investment Adviser is located at 59 Wall Street, New York, NY 10005.

      The Investment Adviser provides investment advice and portfolio management services to each Portfolio. Subject to the general supervision of the Trustees of each Portfolio, the Investment Adviser makes the day-to-day investment decisions for each Portfolio, places the purchase and sale orders for the portfolio transactions of each Portfolio, and generally manages each Portfolio's investments. The Investment Adviser provides a broad range of investment management services for customers in the United States and abroad. At December 31, 2000, it managed total assets of approximately $39 billion.

      A team of individuals manages each Portfolio on a day-to-day basis. This team includes Mr. Young Chin, Mr. G. Scott Clemons and Mr. Mohammad Rostom. Mr. Chin holds a B.A. and M.B.A. from the University of Chicago. He joined Brown Brothers Harriman in 1999. Prior to joining Brown Brothers Harriman, he worked at Blackrock Financial Management. Mr. Clemons holds a A.B. from Princeton University and is a Chartered Financial Analyst. He joined Brown Brothers Harriman in 1990. Prior to joining Brown Brothers Harriman, he worked for Clay Finlay. Mr. Rostom holds a B.S. from Rochester Institute of Technology and a M.A. from Temple University. He joined Brown Brothers Harriman in 1997. Prior to joining Brown Brothers Harriman, he worked for Kulicke & Soffa Industries.

      For their fiscal year ended October 31, 2000, European Equity Portfolio, Pacific Basin Equity Portfolio and International Equity Portfolio each paid the Investment Adviser a fee, computed daily and payable monthly, equal to 0.65% of the average daily net assets of each Portfolio. This fee compensates the Investment Adviser for its services and its expenses (such as salaries of its personnel).

SHAREHOLDER  INFORMATION
--------------------------------------------------------------------------------

                                NET ASSET VALUE

      The Corporation determines each Fund's net asset value per share once daily at 4:00 P.M., New York time on each day the New York Stock Exchange is open for regular trading. The determination of each Fund's net asset value is made by subtracting from the value of the total assets of each Fund the amount of its liabilities and dividing the difference by the number of shares of each Fund outstanding at the time the determination is made.

      Each Portfolio values its assets on the basis of their market quotations and valuations provided by independent pricing services. If quotations are not readily available, the assets are valued at fair value in accordance with procedures established by each Portfolio's Trustees.

      If events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time each Portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by each Portfolio's Trustees.

      The net asset value of each Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

                          DESCRIPTION OF SHARE CLASSES

      The International Equity Fund offers Class N shares and Class I shares through this prospectus. Class N shares and Class I shares of the International Equity Fund have different operating expenses. Neither Class N shares nor Class I shares convert to any other class of shares of the Fund. Class N shares and Class I shares of the International Equity Fund, and shares of the European Equity Fund and the Pacific Basin Equity Fund, may be purchased at net asset value without a sales charge.

                               PURCHASE OF SHARES

      The Corporation reserves the right to determine the purchase orders for Fund shares that it will accept. Investors may purchase shares on any day the net asset value is calculated if the Corporation receives the purchase order, including acceptable payment for such order, prior to such calculation. The Corporation then executes purchases of Fund shares at the net asset value per share next determined. Shares are entitled to dividends declared, if any, starting as of the first business day following the day the Corporation executes the purchase order on the books of the Corporation.

      An investor who has an account with an Eligible Institution or a Financial Intermediary may place purchase orders for Fund shares through that Eligible Institution or Financial Intermediary which holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that Eligible Institution or Financial Intermediary. Each Eligible Institution or Financial Intermediary arranges payment for Fund shares on behalf of its customers. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the purchase of Fund shares.

      An investor who does not have an account with an Eligible Institution or a Financial Intermediary must place purchase orders for Fund shares with the Corporation through Forum Shareholder Services, LLC, the Funds' Transfer Agent. Such an investor has such shares held directly in the investor's name on the books of the Corporation and is responsible for arranging for the payment of the purchase price of Fund shares. The Corporation executes all purchase orders for initial and subsequent purchases at the net asset value per share next determined after the Corporation's Transfer Agent has received payment in the form of a cashier's check drawn on a U.S. bank, a check certified by a U.S. bank or a wire transfer.

      Investment Minimums* The minimum initial purchase amount for the European Equity Fund and the Pacific Basin Equity Fund is $100,000 and the minimum subsequent purchase amount is $25,000. Minimum initial and subsequent purchase amounts for the International Equity Fund vary depending on the class of shares you buy.

                            International Equity Fund

                                     Class N       Class I
                                    ----------   ----------

Initial purchases                    $100,000    $1,000,000
Subsequent  purchases                $ 25,000    $   25,000

      *Brown Brothers Harriman, the Funds' Shareholder Servicing Agent, may change these investment minimums from time to time. Each Eligible Institution and each Financial Intermediary may establish and amend from time to time a minimum initial and a minimum subsequent purchase requirement for its customers which currently is as low as $1,000.

                              REDEMPTION OF SHARES

      The Corporation executes redemption requests at the next net asset value calculated after the Corporation receives the redemption request. Shares continue to earn dividends declared, if any, through the business day that the Corporation executes the redemption request on the books of the Corporation.

      Shareholders must redeem shares held by an Eligible Institution or a Financial Intermediary on behalf of such shareholder pursuant to arrangements made between that shareholder and that Eligible Institution or Financial Intermediary. The Corporation pays proceeds of a redemption to that shareholder's account at that Eligible Institution or Financial Intermediary on a date established by the Eligible Institution or Financial Intermediary. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the redemption of Fund shares.

      Shareholders may redeem shares held directly in the name of a shareholder on the books of the Corporation by submitting a redemption request to the Corporation through the Shareholder Servicing Agent. The Corporation pays proceeds resulting from such redemption directly to the shareholder generally on the next business day after the redemption request is executed, and in any event within seven days.

                         Redemptions by the Corporation

      The Shareholder Servicing Agent has established a minimum account size of $100,000 for the European Equity Fund and the Pacific Basin Equity Fund, $100,000 for Class N shares of the International Equity Fund and $1,000,000 for Class I shares of the International Equity Fund, any or all of which may be changed from time to time. If the value of a shareholder's holdings in a Fund or class thereof falls below that amount because of a redemption of shares, the Corporation reserves the right to redeem the shareholder's remaining shares. If such remaining shares are to be redeemed, the Corporation notifies the shareholder and allows the shareholder 60 days to make an additional investment to meet the minimum requirement before the redemption is processed. Each Eligible Institution and each Financial Intermediary may establish and change from time to time for their respective customers a minimum account size, each of which may be lower than that established by the Shareholder Servicing Agent.

                         Further Redemption Information

      Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

      The Corporation has reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the Corporation makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. The Corporation does not expect to make in-kind distributions, but if it does, the Corporation will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the Corporation's net assets, whichever is less.

      The Corporation may suspend a shareholder's right to receive payment with respect to any redemption or postpone the payment of the redemption proceeds for up to seven days and for such other periods as applicable law may permit. Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

                                 Redemption Fee

      Effective as of the date of this prospectus, shares of the European Equity Fund and the Pacific Basin Equity Fund purchased thereafter that are redeemed within 30 days of purchase will be subject to a redemption fee of 2.00% of the total redemption proceeds. The redemption fee is payable to that Fund and is intended to reduce the impact on remaining investors in that Fund of the costs incurred by that Fund in meeting redemption requests from "market timers" and others who are not long-term investors. For purposes of determining whether the redemption fee applies, shares held the longest will be redeemed first. The redemption fee will not apply to shares purchased by fee-paying clients of Brown Brothers Harriman. The redemption fee will also not apply to shares purchased by direct clients of any other Eligible Institution or of a Financial Intermediary who receive recommendations as to the purchase of specific mutual funds from that Eligible Institution or Financial Intermediary. However, the Corporation reserves the right to impose or change redemption fees on its shares at any time if warranted by the Funds' future costs of processing redemptions.

                           DIVIDENDS AND DISTRIBUTIONS

      The Corporation declares and pays to shareholders substantially all of each Fund's net income and realized net short-term capital gains at least annually as a dividend, and substantially all of each Fund's realized net long-term capital gains annually as a capital gains distribution. The Corporation may make an additional dividend and/or capital gains distribution in a given year to the extent necessary to avoid the imposition of federal excise tax on a Fund. The Corporation pays dividends and capital gains distributions to shareholders of record on the record date. Each Fund's net income and realized net capital gains includes that Fund's pro rata share of its corresponding Portfolio's net income and realized net capital gains.

      Unless a shareholder whose shares are held directly in the shareholder's name on the books of the Corporation elects to have dividends and capital gains distributions paid in cash, the Corporation automatically reinvests dividends and capital gains distributions in additional Fund shares without reference to the minimum subsequent purchase requirement. There are no sales charges for the reinvestment of dividends.

      Each Eligible Institution and each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.

                                      TAXES

   Dividends are taxable to shareholders of a Fund as ordinary  income,  whether such dividends are paid in cash or reinvested in additional shares. Capital gains may be taxable at different rates depending on the length of time a
Portfolio holds its assets. Capital gains distributions are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares and regardless of the length of time a particular shareholder has held Fund shares.

      The treatment of each Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Therefore, distributions to shareholders may be subject to additional state and local taxes. Shareholders are urged to consult their tax advisors regarding any state or local taxes.

                               Foreign Investors

      Each Fund is designed for investors who are either citizens of the United States or aliens subject to United States income tax. Prospective investors who are not citizens of the United States and who are not aliens subject to United States income tax are subject to United States withholding tax on the entire amount of all dividends. Therefore, such investors should not invest in a Fund since alternative investments are available which would not be subject to United States withholding tax.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The financial highlights table is intended to help an investor understand the Funds' financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request.


                                                                                        European Equity Fund
                                                                                   For the years ended October 31,
                                                             ---------------------------------------------------------------------
                                                                2000           1999            1998            1997          1996
                                                             -------          ------          ------          ------        ------
  Net asset value, beginning of year ...............        $  37.92        $  39.05        $  38.02       $   35.02     $  31.95
  Income from investment operations:
     Net investment income .........................            0.03            0.09(1)         0.42            0.39         0.38(1)
     Net realized and unrealized gain ..............            3.20            4.15            6.06            5.29         4.08
  Less dividends and distributions:
     From net investment income ....................              --           (0.65)          (0.31)          (0.41)          --
     In excess of net investment income ............              --           (0.01)             --              --           --
     From net realized gains .......................           (3.14)          (4.71)          (5.14)          (2.27)       (1.39)
     In excess of net realized gains ...............           (0.42)             --              --              --           --
                                                            --------        --------        --------         -------     --------
  Net asset value, end of period ...................        $  37.59        $  37.92        $  39.05        $  38.02     $  35.02
                                                            ========        ========        ========         =======     ========
  Total return .....................................            8.26%          11.87%          19.34%          17.28%       14.63%
  Ratios/Supplemental Data:
     Net assets, end of year (000's omitted) .......        $148,789        $143,315        $155,557        $154,179     $146,350
     Expenses as a percentage of average net assets:
     Expenses paid by Fund .........................            1.22%(4)        1.33%           1.18%           1.32%        1.23%
     Expenses paid by commissions(2)................              --              --            0.01%           0.01%        0.01%
     Expenses offset arrangement ...................            0.04%(4)          --            0.02%           0.03%        0.09%
                                                            --------        --------        --------        --------     --------
     Total expenses ................................            1.26%           1.33%           1.21%           1.36%        1.33%
  Ratio of net investment income to
     average net assets ............................            0.08%           0.24%           0.60%           1.02%         1.16%
  Portfolio turnover rate ..........................              42(3)           37%             56%             82%           42%


----------
1  Calculated using average shares outstanding for the year.

2 A portion of the Fund's securities transactions are directed to certain unaffiliated brokers which in turn use a portion of the commissions they receive from the Fund to pay other unaffiliated service providers on behalf of the Fund for services provided for which the Fund would otherwise be obligated to pay.

3  Portfolio turnover rate is that of the Portfolio in which the Fund invests.

4 Includes the Fund's share of expenses paid by the Portfolio and expense offset arrangement.


                                                                                      Pacific Basin Equity Fund
                                                                                   For the years ended October 31,
                                                             ----------------------------------------------------------------------
                                                                2000           1999            1998            1997           1996
                                                             -------          ------          ------          ------         ------
 Net asset value, beginning of period .................     $  38.77         $ 20.31        $  24.52        $  30.19     $  29.88
 Income from investment operations:
     Net investment income (loss) .....................        (0.31)(1)       (0.17)(1)       (0.20)           0.00(1,2)    0.05(1)
     Net realized and unrealized gain (loss) ..........        (0.89)          18.63           (2.39)          (4.69)        1.62
 Less dividends and distributions:
     From net investment income .......................           --              --           (0.52           (0.00)(2)    (0.86)
     In excess of net investment income ...............        (2.10)             --           (1.10)          (0.25)       (0.50)
     From net realized gains ..........................           --              --              --           (0.28)          --
     In excess of net realized gains ..................           --              --              --            0.45)          --
                                                             -------         -------         -------        --------     --------
 Net asset value, end of period .......................      $ 35.47         $ 38.77         $ 20.31        $  24.52     $  30.19
                                                             =======         =======         =======        ========     ========
 Total return .........................................        (3.81)%         90.89%         (10.78)%        (16.03)%       5.65%
 Ratios/Supplemental Data:
     Net assets, end of period (000's omitted)               $89,111         $80,411         $32,630        $102,306      150,685
        Expenses as a percentage of average net assets:
        Expenses paid by Fund .........................         1.47%(6)        1.39%           1.44%           1.19%        1.13%
        Expenses paid by commissions3 .................           --              --              --            0.01%        0.01%
        Expense offset arrangement ....................         0.01%             --(4)         0.18%           0.06%        0.16%
                                                             -------           -----          ------          ------       --------
        Total expenses ................................         1.48%           1.39%           1.62%           1.26%        1.30%
     Ratio of net investment income (loss)
        to average net assets .........................        (0.70)          (0.58)%         (0.73)%          0.00%        0.16%
     Portfolio turnover rate ..........................           76%(5)          97%             91%             63%          58%


----------
1  Calculated using average shares outstanding for the year.

2  Less than $0.01 per share.

3 A portion of the Fund's securities transactions are directed to certain unaffiliated brokers which in turn use a portion of the commissions they receive from the Fund to pay other unaffiliated service providers on behalf of the Fund for services provided for which the Fund would otherwise be obligated to pay.

4  Less than 0.01%.

5  Portfolio turnover rate is that of the Portfolio in which the Fund invests.

6 Includes the Fund's share of the expenses paid by the Portfolio and expense offset arrangement.

      On February 20, 2001, the International Equity Fund's Board of Directors reclassified the Fund's outstanding shares as "Class N", and established a new class of shares designated as "Class I". The information in the financial highlights table relates to Class N shares of the Fund, as there were no Class I shares outstanding during the periods indicated. Certain information reflects financial results for a single Class N share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in Class N shares (assuming reinvestment of all dividends and distributions).


                                                                      International Equity Fund
                                                       ---------------------------------------------------------------
                                                                                                 For the period from
                                                                For the year ended                   June 6, 1997
                                                                    October 31,                    (commencement of
                                                       -------------------------------------        operations) to
                                                        2000           1999            1998       to October 31, 1997
                                                       ------         ------          ------      ------------------
 Net asset value, beginning of period ......          $ 13.04         $ 10.09         $ 9.42            $10.00
 Income from investment operations:
     Net investment loss ...................            (0.03)(6)       (0.02)          0.00(1)           0.00(1)
     Net realized and unrealized gain (loss)             0.93            3.00           0.75             (0.58)
 Less dividends and distributions:
     In excess of net investment income ....            (0.32)          (0.03)         (0.03)
     From net realized gains ...............            (0.33)             --          (0.05)               --
                                                      -------         -------         ------            ------
     Net asset value, end of period ........          $ 13.29         & 13.04         $10.09            $ 9.42
                                                      =======         =======         ======            ======
 Total return ..............................             6.71%          29.57%          8.06%            (5.80)%(2)
 Ratios/Supplemental Data:
     Net assets, end of year (000's omitted)          $115,739        $59,961         $27,475           $7,040
 Ratio of expenses to average net assets(4).             1.37%           1.50%          1.50%             1.36%(3)
     Ratio of net investment loss to
 average net assets ........................            (0.24)          (0.25)%        (0.15)%           (0.06)%(3)
 Portfolio turnover rate(5) ................               37%             86%             89%             n/a


----------
1  Less than $0.01.

2  Not annualized.

3  Annualized.

4 Includes the Fund's share of expenses paid by the Portfolio and expense offset arrangement.

5  Portfolio turnover rate is that of the Portfolio in which the Fund invests.

6  Calculated  using  average  shares  outstanding  for  the  year.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      Other mutual funds or institutional investors may invest in each Portfolio on the same terms and conditions as the Portfolio's corresponding Fund. However, these other investors may have different aggregate performance results. The Corporation may withdraw a Fund's investment in its corresponding Portfolio at any time as a result of changes in such Portfolio's investment objective, policies or restrictions or if the Board of Directors determines that it is otherwise in the best interests of that Fund to do so.

The 59 Wall Street
European Equity Fund

The 59 Wall Street
Pacific Basin Equity Fund

The 59 Wall Street
International Equity Fund

  Class N Shares
  Class I Shares

More information on the Funds is available free upon request, including the following:

o  Annual/Semi-Annual Report

Describes the Funds' performance, lists portfolio holdings and contains a letter from the Funds' Investment Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected each FundOs performance during their last fiscal year.

o  Statement  of  Additional  Information  (SAI)

Provides more details about each Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information or make shareholder inquiries:

o  By telephone
   Call 1-800-575-1265

o  By mail write to the Funds' Shareholder
   Servicing  Agent:
   Brown  Brothers  Harriman 59 Wall Street
   New York, New York 10005

o  By E-mail send your request to:
   59wall@bbh.com

o  On the Internet:
   Text-only versions of Fund documents can be viewed online or downloaded from:

   Brown Brothers Harriman & Co.
   http://www. bbhco.com

   SEC
   http://www.sec.gov

You can also review or obtain copies by visiting the SECOs Public Reference Room in Washington, DC or by sending your request and a duplicating fee to the SECOs Public Reference Section, Washington, DC 20549-0102. Information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SECOs internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

                           SEC file number: 811-06139

                              European Equity Fund
                            Pacific Basin Equity Fund
                           International Equity Fund

                                 Class N Shares
                                 Class I Shares

                                   PROSPECTUS
                                 April 16, 2001